UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

 Securities Exchange Act of 1934

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Bannix Acquisition Corp.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BANNIX ACQUISITION CORP.

300 Delaware Avenue, Suite 210 #301

Wilmington DE 19801

NOTICE OF SPECIAL MEETING

TO BE HELD ON September 6, 2024

TO THE STOCKHOLDERS OF BANNIX ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Bannix Acquisition Corp. (the “Company” “we” “us” or “our”) to be held at 10:00 a.m. Eastern Time on September 6, 2024. The special meeting will be held virtually at http://www.virtualshareholdermeeting.com/BNIX2024SM2. At the special meeting the stockholders will consider and vote upon the following proposals:

1. A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the Termination Date (as defined below) by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 14, 2024 (the date that is 36 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to March 14, 2025 (the date that is 42 months from the closing date of the IPO) (the “Extended Date”) by allowing the Company without another stockholder vote to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Termination Date by resolution of the Company’s board of directors (the “Board”) if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”) and the successor sponsor to Bannix Management LLP a Delaware limited liability partnership our original sponsor and upon five days’ advance notice prior to the applicable Termination Date until the Termination Date (such proposal the “Extension Amendment Proposal”);

2. A proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement dated as of September 10, 2021 and as amended on March 8, 2023 and March 8, 2024 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company in the event that the Company has not consummated a business combination by the Extended Date to extend by resolution of the Board and without approval of the Company’s stockholders the Termination Date up to six times each by one additional month (for a total of up to six additional months) by depositing into the Trust Account for each such monthly extension an amount equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the special meeting (such proposal the “Trust Amendment Proposal”); and

3. A proposal to approve the adjournment of the Special meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special meeting if there are not sufficient votes to approve the above-mentioned Proposals.

Each of the Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our common stock at the close of business on August 2, 2024 are entitled to notice of the Special meeting and to vote at the Special meeting and any adjournments or postponements of the Special meeting. To support the health and well-being of our stockholders the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting http://www.virtualshareholdermeeting.com/BNIX2024SM2.

As previously announced, on March 26, 2024, the Company, VisionWave Technologies Inc., a Nevada corporation (the “VisionWave”), and the shareholders of VisionWave (the “VisionWave Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the Company will acquire all of the issued and outstanding share capital of VisionWave from the VisionWave Shareholders in exchange for the issuance of 3,000,000 new shares of common stock of the Company (the “Common Stock”), pursuant to which VisionWave will become a direct wholly owned subsidiary of the Company (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company to complete the Business Combination. The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our Business Combination.

While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before September 14, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 14, 2024 (its current termination date) to hold an special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. We intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Adjournment Proposal require the affirmative vote of the holders of a majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

Our Board has fixed the close of business on August 2, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented holders of common may elect to redeem their common stock for a per share price payable in cash equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to the special meeting including any interest earned on the trust account deposits (net of taxes payable) divided by the number of then outstanding common stock (the “Election”) regardless of whether or how such stockholders vote on the Extension Amendment Proposal or the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders holders of common stock that do not make the Election will retain the opportunity to have their common stock redeemed in conjunction with the consummation of a business combination subject to any limitations set forth in our charter as amended. In addition, stockholders who do not make the Election would be entitled to have their common stock redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved our Sponsor or its designee has agreed to advance to us as loans for deposit into the Trust Account the needed monthly amounts equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the special meeting. In addition if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and Trust Amendment become effective in the event that the Company has not consummated a business combination by September 14, 2024 the Company may by resolution of the Board and without approval of the Company’s public stockholders if requested by the Sponsor and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times each by one additional month (for a total of up to six additional months to complete a business combination) provided that the Sponsor or its designee will for each such monthly extension advance to us as a loan for deposit into the Trust Account an amount equal to the lesser of (a) $25,000 or (b) $0.05 for each public share that is not redeemed in connection with the special meeting for an aggregate deposit of up to the lesser of (x) $150,000 or (y) $0.30 for each public share that is not redeemed in connection with the special meeting (if all six additional monthly extensions are exercised). The advances are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. If our Sponsor or its designee advises the Company that it does not intend to make the advances then the Extension Amendment Proposal the Trust Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and we may decide in accordance with our charter to extend the period of time to consummate an initial Business Combination or to dissolve and liquidate. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months its obligation to make additional advances will terminate.

The Company estimates that the per share price at which the common stock may be redeemed from cash held in the trust account will be approximately $11.17 at the time of the special meeting (based on the amounts available with the Trust as off July 30, 2024). The closing price of the Company’s common stock on the Nasdaq Stock Market LLC (“NASDAQ”) on August 2, 2024, the record date of the special meeting was $11.07. Accordingly, if the market price were to remain the same until the date of the special meeting exercising redemption rights would result in a public stockholder receiving approximately $0.10 more than if such stockholder sold the common stock in the open market as of August 2, 2024. The Company cannot assure stockholders that they will be able to sell their common stock in the open market even if the market price per share is higher than the redemption price stated above as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal if adopted will allow our Board to adjourn the special meeting to a later date or dates if necessary or appropriate to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient for or otherwise in connection with the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved the Company and the Company does not consummate an initial business combination within the Combination Period as contemplated by our IPO prospectus and in accordance with our charter the Company will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than ten business days thereafter and subject to having lawfully available funds therefor redeem 100% of the outstanding common stock at a per share price payable in cash equal to the aggregate amount then on deposit in the trust account including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses) divided by the number of then outstanding common stock which redemption will completely extinguish stockholders’ rights as stockholders (including the right to receive further liquidation distributions if any) subject to applicable law and (iii) as promptly as reasonably possible following such redemption subject to the approval of our remaining stockholders and our Board in accordance with applicable law dissolve and liquidate subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company and the Sponsor may elect to extend the Combination Period to March 14, 2025 but are under no obligation to do so. There will be no redemption rights or liquidating distributions with respect to our warrants including the warrants included in the units sold in the IPO (the “public warrants”) which will expire worthless in the event the Company winds up.

The Company reserves the right at any time to cancel the Special meeting and not to submit the Extension Amendment Proposal or Trust Amendment Proposal to stockholders or implement any of the amendments as described in the Extension Amendment Proposal or the Trust Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your common stock in connection with the Extension you will retain the right to vote on a business combination when it is submitted to the stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your common stock for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting the Company urges you to read this material carefully and vote your shares.

August 16, 2024	By Order of the Board of Directors

/s/ Douglas Davis
Douglas Davis
Co- Chair of the Board and Chief Executive Officer

/s/ Craig J. Marshak
Craig J. Marshak
Co- Chair of the Board

Your vote is important. If you are a stockholder of record, please sign date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank you must instruct your broker or bank how to vote your shares or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Trust Amendment Proposal and an abstention will have the same effect as voting against each of these proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special meeting of Stockholders to be held on September 6, 2024: This notice of meeting and the accompanying proxy statement are available at www.proxyvote.com.

TO EXERCISE YOUR REDEMPTION RIGHTS YOU MUST (1) IF YOU HOLD COMMON STOCK THROUGH UNITS ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING COMMON STOCK AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE COMMON STOCK (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EST ON SEPTEMBER 4, 2024 THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING THAT YOUR COMMON STOCK BE REDEEMED FOR CASH INCLUDING THE LEGAL NAME PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

BANNIX ACQUISITION CORP.

300 Delaware Avenue, Suite 210 #301

Wilmington DE 19801

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 8, 2024

The special meeting of stockholders (the “special meeting”) of Bannix Acquisition Corp. (the “Company” “we” “us” or “our”) a Delaware corporation will be held at 10:00 a.m. Eastern Time on September 6, 2024. The special meeting will be held virtually at http://www.virtualshareholdermeeting.com/BNIX2024SM2. At the special meeting the stockholders will consider and vote upon the following proposals:

1. A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the Termination Date (as defined below) by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 14, 2024 (the “Termination Date”) (the date that is 36 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to March 14, 2025 (the date that is 42 months from the closing date of the IPO) (the “Extended Date”) by allowing the Company without another stockholder vote to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Termination Date by resolution of the Company’s board of directors (the “Board”) if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”) and the successor sponsor to Bannix Management LLP a Delaware limited liability partnership our original sponsor and upon five days’ advance notice prior to the applicable Termination Date until March 14, 2025 (such proposal the “Extension Amendment Proposal”);

2. A proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement dated as of September 10, 2021and as amended on March 8, 2023 and March 8, 2024 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company in the event that the Company has not consummated a business combination by the Extended Date to extend by resolution of the Board and without approval of the Company’s stockholders the Termination Date up to six times each by one additional month (for a total of up to six additional months) by depositing into the Trust Account for each such monthly extension an amount equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the special meeting (such proposal the “Trust Amendment Proposal”); and

3. A proposal to approve the adjournment of the Special meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special meeting if there are not sufficient votes to approve the above-mentioned Proposals.

Our Board has fixed the close of business on August 2, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Enclosed is the proxy statement containing detailed information concerning the special meeting. Whether or not you plan to attend the special meeting the Company urges you to read this material carefully and vote your shares.

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON March 8, 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT http://www.virtualshareholdermeeting.com/BNIX2024SM2.

BANNIX ACQUISITION CORP.
 300 Delaware Avenue, Suite 210 #301

Wilmington DE 19801

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include but are not limited to statements regarding our or our management team’s expectations hopes beliefs intentions or strategies regarding the future. In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances including any underlying assumptions are forward-looking statements. The words “anticipate” “believe” “continue” “could” “estimate” “expect” “intends” “may” “might” “plan” “possible” “potential” “predict” “project” “should” “would” and similar expressions may identify forward-looking statements but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include without limitation statements about:

●	our ability to select an appropriate target business or businesses;

●	our ability to complete our initial business combination on attractive terms or at all;

●	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”) and economic uncertainty and volatility in the financial markets;

●	our expectations around the performance of the prospective target business or businesses;

●	our success in retaining or recruiting or changes required in our officers key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	actual and potential conflicts of interest relating to our management team Sponsor or directors or any of their respective affiliates;

●	our ability to draw from the support and expertise of affiliates of our Sponsor;

●	our potential ability to obtain additional financing to complete our initial business combination on attractive terms or at all;

●	our pool of prospective target businesses including the location and industry of such target businesses;

●	the ability of our management team to generate a number of potential business combination opportunities;

●	failure to maintain the listing on or the delisting of our securities from NASDAQ or an inability to have our securities listed on NASDAQ or another national securities exchange following our initial business combination;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the trust account (the “trust account”) or available to us from interest income on the trust account balance;

●	the trust account not being subject to claims of third parties; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include but are not limited to those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on May 31, 2024 and subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements whether as a result of new information future events or otherwise except as may be required under applicable law.

RISK FACTORS

In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K, filed with the SEC on May 31, 2024, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. If the Extension is approved, the Company can provide no assurances that a business combination will be announced or consummated prior to the Extended Date. Our ability to consummate any business combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed to be an investment company for purposes of the Investment Company Act (as defined below), in which case we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we were able to modify our activities so that we would not be deemed an investment company, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

On January 24, 2024, the SEC issued rules (the “New SPAC Rules”) for the regulation of special purpose acquisition companies like Bannix, relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with business combination transactions; the potential liability of certain participants in business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the ”Investment Company Act”). These rules apply to us, and, became effective July 1, 2024 and, as a result, may increase the costs and the time needed to complete the Business Combination and may constrain the circumstances under which we can complete the Business Combination. In addition, we could become subject to additional laws and regulations in the future that could have a similar effect.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

Historically, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, on April 6, 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

We may be subject to the new 1% U.S. federal excise tax in connection with redemptions of our Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax (the “Exercise Tax”) on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The Exercise Tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the Exercise Tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this Exercise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this Exercise Tax. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates in a liquidation to which Section 331 of the Code applies (so long as Section 332(a) of the Code also does not apply), distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation is made are not subject to the excise tax. Consequently, we would not expect the 1% Exercise Tax to apply if there is a complete liquidation of our company under Section 331 of the Code.

Any excise tax that may be imposed on any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our common stock, par value $0.01 (the “Common Stock”) or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) the structure of the business combination, (ii) the fair market value of the redemptions and repurchases in connection with the business combination, (iii) the nature and amount of any equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. The Company does not intend to use the proceeds placed in the Trust Account to pay excise taxes or other fees or taxes similar in nature (if any) that may be imposed on the Company pursuant to any current, pending or future rules or laws, including any excise tax due imposed under the IR Act on any redemptions in connection with the Extension or a business combination by the Company.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Currently, the Company’s Common Stock, Warrants and Rights are separately listed on The Nasdaq Capital Market (“Nasdaq”). However, we cannot assure you that our securities will continue to be listed on Nasdaq or other Nasdaq listing tiers in the future or prior to our initial business combination, including as a result of the redemptions in connection with the Extension. In order to continue listing our securities on Nasdaq prior to our initial business combination, we must maintain certain financial, distribution and share price levels.

Nasdaq IM-5101-2 requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The extension that we are requesting at the Meeting will extend until the 42-month anniversary of our IPO, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, unless we complete a business combination by September 14, 2024, we may be subject to suspension and delisting from The Nasdaq Capital Market due to our non-compliance with that requirement, unless we timely request a hearing before the Nasdaq Hearings Panel, in which case we may be given additional time to complete a business combination transaction prior to delisting.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a limited amount of news and analyst coverage in the future; (iv) institutional investor losing interests in our securities; (v) subjection to stockholder litigation and (vi) a decreased ability to issue additional securities or obtain additional financing in the future.

INFORMATION ABOUT THE SPECIAL MEETING

Date, Time and Place of the Special meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Bannix Acquisition Corp. (the “Company,” “Bannix” or “we”), a Delaware corporation, in connection with the Special meeting of Stockholders to be held on September 6, 2024 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special meeting via live webcast. You will be able to attend the Special meeting, vote and submit your questions online during the Special meeting by visiting http://www.virtualshareholdermeeting.com/BNIX2024SM2. You will also be able to attend the Special meeting via teleconference and to vote during the Special meeting using the following dial-in information:

Telephone access (listen-only):

The principal executive office of the Company is 300 Delaware Avenue, Suite 210 #301, Wilmington, DE 19801, and its telephone number, including area code, is (302) 305-4790.

Purpose of the Special meeting

At the Special meeting, you will be asked to consider and vote upon the following matters:

1. A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the Termination Date (as defined below) by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 14, 2024 (the “Termination Date”) the date that is 36 months from the closing date of the Company’s initial public offering of units (the “IPO”) to March 14, 2025 (the date that is 42 months from the closing date of the IPO) (the “Extended Date”) by allowing the Company without another stockholder vote to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Extended Date by resolution of the Company’s board of directors (the “Board”) if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”) and the successor sponsor to Bannix Management LLP a Delaware limited liability partnership our original sponsor and upon five days’ advance notice prior to the applicable Termination Date until March 14, 2025 (such proposal the “Extension Amendment Proposal”);

2. A proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement dated as of September 10, 2021and as amended on March 8, 2023 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company in the event that the Company has not consummated a business combination by the Extended Date to extend by resolution of the Board and without approval of the Company’s stockholders the Termination Date up to six times each by one additional month (for a total of up to six additional months) by depositing into the Trust Account for each such monthly extension an amount equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the special meeting (such proposal the “Trust Amendment Proposal”); and

3. A proposal to approve the adjournment of the special meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special meeting if there are not sufficient votes to approve the above-mentioned Proposals.

Each of the Proposals are more fully described in the accompanying proxy statement.

Only holders of record of our common stock at the close of business on February 7, 2024 are entitled to notice of the Special meeting and to vote at the Special meeting and any adjournments or postponements of the Special meeting. To support the health and well-being of our stockholders the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting http://www.virtualshareholdermeeting.com/BNIX2024SM

As previously announced, on March 26, 2024, the Company, VisionWave Technologies Inc., a Nevada corporation (the “VisionWave”), and the shareholders of VisionWave (the “VisionWave Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the Company will acquire all of the issued and outstanding share capital of VisionWave from the VisionWave Shareholders in exchange for the issuance of 3,000,000 new shares of common stock of the Company (the “Common Stock”), pursuant to which VisionWave will become a direct wholly owned subsidiary of the Company (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company to complete the Business Combination. The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our Business Combination. While we have entered into a Business Combination Agreement with the VisionWave and the VisionWave Shareholders, the Board currently believes that there will not be sufficient time before September 14, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 14, 2024 (its current termination date) to hold an special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. We intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

Our Board has fixed the close of business on August 2, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented holders of common may elect to redeem their common stock for a per share price payable in cash equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to the special meeting including any interest earned on the trust account deposits (net of taxes payable) divided by the number of then outstanding common stock (the “Election”) regardless of whether or how such stockholders vote on the Extension Amendment Proposal or the Trust Amendment Proposal. In addition, the Company is also seeking to have the Issuance Amendment Proposal approved which would allow the Company to issue shares of common stock as described herein

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders holders of common stock that do not make the Election will retain the opportunity to have their common stock redeemed in conjunction with the consummation of a business combination subject to any limitations set forth in our charter as amended. In addition, stockholders who do not make the Election would be entitled to have their common stock redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved our Sponsor or its designee has agreed to advance to us as loans for deposit into the Trust Account the needed monthly amounts equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the special meeting. In addition if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and Trust Amendment become effective in the event that the Company has not consummated a business combination by September 14, 2024 the Company may by resolution of the Board and without approval of the Company’s public stockholders if requested by the Sponsor and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times each by one additional month (for a total of up to six additional months to complete a business combination) provided that the Sponsor or its designee will for each such monthly extension advance to us as a loan for deposit into the Trust Account an amount equal to the lesser of (a) $25,000 or (b) $0.05 for each public share that is not redeemed in connection with the special meeting for an aggregate deposit of up to the lesser of (x) $150,000 or (y) $0.30 for each public share that is not redeemed in connection with the special meeting (if all six additional monthly extensions are exercised). The advances are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. If our Sponsor or its designee advises the Company that it does not intend to make the advances then the Extension Amendment Proposal the Trust Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and we may decide in accordance with our charter to extend the period of time to consummate an initial Business Combination or to dissolve and liquidate. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months its obligation to make additional advances will terminate.

Holders (“Public Stockholders”) of the Company’s common stock $0.01, par value per share (“Public Shares”), may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal (the “Election”) regardless of whether or how such public stockholders vote with respect to the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem the public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to the stockholders. Furthermore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension or any additional extension(s) is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of September 10, 2021 and as amended on March 8, 2023 and March 8, 2024, by and between the Company and Continental Stock Transfer & Trust Company (as amended, the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Date.”

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment Proposal and the Trust Amendment Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $17.4 million that was in the trust account as of July 17, 2024.

The Company estimates that the per share price at which the common stock may be redeemed from cash held in the trust account will be approximately $11.17 at the time of the special meeting. The closing price of the Company’s common stock on the Nasdaq Stock Market LLC (“NASDAQ”) on August 2, 2024, the record date of the special meeting was $11.07. Accordingly, if the market price were to remain the same until the date of the special meeting exercising redemption rights would result in a public stockholder receiving approximately $0.10 more than if such stockholder sold the common stock in the open market as of August 2, 2024. The Company cannot assure stockholders that they will be able to sell their common stock in the open market even if the market price per share is higher than the redemption price stated above as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal if adopted will allow our Board to adjourn the special meeting to a later date or dates if necessary or appropriate to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient for or otherwise in connection with the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved the Company and the Company does not consummate an initial business combination within the Combination Period as contemplated by our IPO prospectus and in accordance with our charter the Company will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than ten business days thereafter and subject to having lawfully available funds therefor redeem 100% of the outstanding common stock at a per share price payable in cash equal to the aggregate amount then on deposit in the trust account including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses) divided by the number of then outstanding common stock which redemption will completely extinguish stockholders’ rights as stockholders (including the right to receive further liquidation distributions if any) subject to applicable law and (iii) as promptly as reasonably possible following such redemption subject to the approval of our remaining stockholders and our Board in accordance with applicable law dissolve and liquidate subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company and the Sponsor may elect to extend the Combination Period to March 14, 2025 but are under no obligation to do so. There will be no redemption rights or liquidating distributions with respect to our warrants including the warrants included in the units sold in the IPO (the “public warrants”) which will expire worthless in the event the Company winds up.

The Company reserves the right at any time to cancel the Special meeting and not to submit the Extension Amendment Proposal and Trust Amendment Proposal to stockholders or implement any of the amendments as described in the Extension Amendment Proposal or the Trust Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your common stock in connection with the Extension you will retain the right to vote on a business combination when it is submitted to the stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your common stock for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Only holders of record of our common stock at the close of business on August 2, 2024 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the Special meeting.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Record Date; Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on August 2, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the special meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Special meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about September 6, 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the special meeting is 4,081,747. Each share of Common Stock is entitled to one vote. The presence represented by virtual attendance or by proxy at the Special meeting of the holders of 2,653,136 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Issuance Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1, 2 and 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

 Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special meeting:

Proposal	Vote Required	Minimum Number of Unaffiliated Public Shares of Common Stock Required to Vote in Favor of the Proposal	Minimum Percentage of Unaffiliated Public Shares of Common Stock Required to Vote in Favor of the Proposal	Broker Discretionary Vote Allowed
Charter Amendments	At least sixty-five percent (65%) of outstanding shares of Common Stock	129,136	3.16%	No
Trust Amendment	At least sixty-five percent (65%) of outstanding shares of Common Stock	129,136	3.16%	No
Adjournment	Majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Special meeting	0	0.00%	Yes

Abstentions and broker non-votes will count as a vote against the Extension Amendment Proposal, Trust Amendment Proposal and the Issuance Amendment Proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

 Through July 14, 2024, the Sponsor has provided an aggregate of $990,000 in funding allowing the Company to make the required payments associated with the Extension. Further, $1,003,995 has been provided by a former acquisition target, received by the Company that have been applied towards the extension. In the event that the Company is successful in closing a business combination, these amounts loaned to the Company will be repaid.

In connection with the vote at the Special Meeting in March 8, 2023, non-affiliated public stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. In connection with the Annual Meeting in March 8, 2024, stockholders holding a total of 1,381,866 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. Following redemptions, the Company will have 4,081,747 shares outstanding.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

●	You can attend the special meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

The Company has agreed to pay Morrow Sodali LLC a fee of $15,000. The Company will also reimburse Morrow Sodali LLC for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali LLC at:

Morrow Sodali LLC

 333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BNIX.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210 #301, Wilmington, DE 19801; Attention: Secretary, or call the Company promptly at (302) 305-4790.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210 #301, Wilmington, DEA 19801; Attention: Secretary.

Interests of Executive Officers and Directors

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 1,437,500 shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $14,375, or approximately $0.01 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The shares had an aggregate market value of approximately $15,913,125 based on the last sale price of $11.07 on NASDAQ on August 2, 2024 (the record date);

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 225,000 private placement units purchased by our Sponsor in exchange for the cancellation of $1,105,000 in loans and a promissory note due to them will be worthless, as they will expire. The private placement warrants had an aggregate market value of approximately $2,880 based on the last sale price of $0.0128 on NASDAQ on August 2, 2024 (the record date);

●	Even if the trading price of the common stock were as low as $0.78 per share, the aggregate market value of the shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before September 14, 2024, the initial stockholders will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $11.17 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

●	All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination as discussed above and receive compensation thereafter; and

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of approximately $1,068,893 in loans from our Sponsor (the “Sponsor Loans”), and the Sponsor Loans remains outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses, including the Sponsor Loans, if a business combination is not completed.

Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Householding

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Redemption Rights

Pursuant to our currently existing charter, our public shareholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses), divided by the number of then outstanding public shares. If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $17,400,832 on July 17, 2024, the estimated per share conversion price would have been approximately $11.17.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on September 4, 2024 (two business days before the Special meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special meeting (before September 4, 2024). Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker,

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment Proposal and the Trust Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses). You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial Business Combination by September 14, 2024 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to our Transfer Agent — Continental Stock Transfer & Trust Company written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to our Transfer Agent — Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Special meeting at which the adjournment is taken or are displayed, during the time scheduled for the Special meeting, on the Special meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Special meeting.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

PROPOSAL 1: THE CHARTER AMENDMENT - EXTENSION

The Charter Amendment

The proposed Charter Amendment would amend the Company’s charter to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) (the “Extension”) up to September 14, 2024 to up to six (6) times, each by an additional one (1) month, for an aggregate of six (6) additional months to March 14, 2025 (the “Termination Date”) or such earlier date as determined by the Company’s board of directors (the “Extended Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a Business Combination from September 14, 2024 to the Extended Date.

The Charter Amendment is essential to allowing the Company more time to finalize the terms and consummate the Business Combination. Approval of the Charter Amendment is a condition to the implementation of the Extension. While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before September 14, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

As previously announced, on March 26, 2024, the Company, VisionWave Technologies Inc., a Nevada corporation (the “VisionWave”), and the shareholders of VisionWave (the “VisionWave Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the Company will acquire all of the issued and outstanding share capital of VisionWave from the VisionWave Shareholders in exchange for the issuance of 3,000,000 new shares of common stock of the Company (the “Common Stock”), pursuant to which VisionWave will become a direct wholly owned subsidiary of the Company (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission related to the transaction and finalizing financings for the combined company, but have determined that there will not be sufficient time before September 14, 2024 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are both approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by September 14, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

The sponsor is not controlled by, or has substantial ties with a non-U.S. person. We do not expect the Company or the post-combination company to be considered a “foreign person” under the regulations administered by the Committee on Foreign Investment in the United States (the “CFIUS”).

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment and the Issuance Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment Proposal, the Trust Amendment and the Issuance Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Issuance Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal, the Trust Amendment Proposal, the Issuance Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the amendments contemplated herein (as long as their election is made at least two (2) business days prior to the Special meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $17,400,832 of cash as of July 17, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable termination date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 2,524,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special meeting (or September 4, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

United States Federal Income Tax Consequences for Stockholders Exercising Redemption Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” &NegativeThickSpace;(within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled”— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion share of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion share of Common Stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Extension Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Extension Amendment.

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment and the Issuance Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of September 10, 2021 and as amended on March 8, 2023 and March 8, 2024, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from September 14, 2024 to up to six (6) times, each by an additional one (1) month, for an aggregate of six (6) additional months to March 14, 2025 and (ii) updating certain defined terms in the Trust Agreement (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from September 14, 2024 to up to six (6) times, each by an additional one (1) month, for an aggregate of six (6) additional months to March 14, 2025 and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement, as amended, provides that the Company has until thirty (30) months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Charter Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Charter Amendment.

If the Trust Amendment is not approved and we do not consummate an initial Business Combination by September 14, 2024 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

If the Trust Amendment Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Date.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment or the Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and Issuance Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Special meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals described herewith.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special meeting, and any adjourned session of the Special meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the Special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Written Consent Proposal, the Director Proposal or the Auditor Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of August 2, 2024.

Name and Address of Beneficial Owner (1)	Number of Shares	Percent Owned
Better Works LLC 3448 Holly Springs Pkwy. Canton, GA 30115	281,000	6.88%
Sea Otter Holdings LLC BD Series 107 Grant St., FL 7 NY, NY 10013	331,250	8.12%

Sixth Borough Capital Fund LP 1515 N Federal Hwy, Ste 300 Boca Raton, FL 33432	331,250	8.12%
Instant Fame LLC 8265 W Sunset #107 West Hollywood, CA 90046	475,000	11.64%
Suresh Yezhuvath on behalf of Subash Menon Flat No. 108, Al Naboodah Bldg B Block Old Mehta, Oud Mehta DU	585,832	14.29
Periscope Capital Inc 333 Bay Street, Suite 1240 Toronto, Ontario, Canada M5H2R2.	256,858	6.29%
Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	425,645	10.43%
Fir Tree Capital Management LP 500 Fifth Ave., 9th Floor New York, NY 10110	282,778	6.93%
Meteora Capital LLC 200 N Federal Hwy, Ste 200 Boca Raton, FL 33432	242,151	5.93%
Wolverine Asset Management LLC 175 West Jackson Blvd., Suite 340 Chicago, IL 60604	218,025	5.34%
James Mccrory 1483 Ashford Ave., Apt # 402 San Juan, PR 00907-1770	239,730	5.87%
Douglas Davis* (3)	475,000	11.64%
Craig Marshak*	--	*
Jamal “Jamie” Khurshid *	--	*
Eric T. Shuss*	--	*
Ned L. Siegel*	--	*
Subash Menon*	585,832	14.29%
All officers and directors as a group	1,060,832	25.99%

*An officer and/or director.

** Less than 1%.

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 300 Delaware Avenue, Suite 210 #301, Wilmington, DE 19801.

(2) Based on 4,081,747 shares of common stock outstanding.

(3) Shares are held by Instant Fame LLC.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 300 Delaware Ave., Suite 210#301, Wilmington, DE 19801, doug.davis@bannixacquisition.com, Attn: Douglas Davis.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Bannix Acquisition Corp.

300 Delaware Avenue, Suite 210 #301

Wilmington, DE 19801

Attn: Douglas Davis

Email: doug.davis@bannixacquisition.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

 333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BNIX.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than August 30, 2024 (one week prior to the date of the special meeting).

STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Corporate Secretary, Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210 #301, Wilmington, DE 19801, and its telephone number, including area code, is (302) 305-4790, specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Bannix Acquisition Corp. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER BUSINESS

As of the date of this proxy statement, the Board does not intend to present at the Special meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. However, if any other matter shall properly come before the Special meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

August 16, 2024	By Order of the Board of Directors

/s/ Douglas Davis
Douglas Davis
Co- Chair of the Board and Chief Executive Officer

/s/ Craig J. Marshak
Craig J. Marshak
Co- Chair of the Board

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BANNIX ACQUISITION CORP.

Bannix Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The original certificate of incorporation of the Corporation was filed with the Secretary of State of Delaware on January 21, 2021, as amended on February 4, 2021, amended and restated and filed with the Secretary of State of the State of Delaware on September 10, 2021 and amended on March 9, 2023 and March 8, 2024 (as amended and restated, the “Certificate of Incorporation”).

2. This Certificate of Amendment to the Certificate of Incorporation was duly proposed, adopted and approved by the Corporation’s board of directors and by the affirmative vote of holders of a majority of the Corporation’s outstanding common stock entitled to vote in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

3. Section 9.1(b) of Article IX of the Certificate of Incorporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the ‘SEC’) on February 19, 2021, as amended (the ‘Registration Statement’), shall be deposited in a trust account (the ‘Trust Account’), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the ‘Trust Agreement’). Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 42 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”), which may be extended pursuant to Section 9.1(c) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the ‘Offering Shares’) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are one of the sponsors of the Corporation (the ‘Sponsor’), or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as ‘Public Stockholders.’

4. Section 9.2(d) of Article IX of the Certificate of Incorporation is amended and restated to read in its entirety as follows:

In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering, the Sponsor may request that the Board extend the period of time to consummate an initial Business Combination by two additional 3 month periods (each, an “Extension Period”), for a total of 21 months to consummate an initial Business Combination (the “Deadline Date”); provided, that for each such Extension Period: (i) the Sponsor or its affiliates or designees has deposited into the Trust Account an amount equal to $600,000, or $690,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per share in either case) on or prior to the date of the applicable deadline, up to an aggregate of $1,200,000 (or $1,380,000 if the underwriters’ over-allotment option is exercised in full), or approximately $0.20 per share; and (ii) there has been compliance with any applicable procedures relating to the Extension Period in the trust agreement and in the letter agreement, both of which are described in the Registration Statement, provided, further in the event that the Corporation has not consummated an initial Business Combination within 36 months from the closing of the Offering, the Board of Directors, in its discretion and without another stockholder vote, if requested by the Sponsor, upon five days prior written notice to the Corporation, may extend the Deadline Date by one month each on up to six occasions, up to an additional six months (each such month being part of the “Additional Extension Period”), but in no event to a date later than 42 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open), provided that (i) for each one-month Extension Period the Sponsor (or its affiliates or its permitted designees) has deposited into the Trust Account an amount equal to the lesser of (x) $25,000 or (y) $0.05 for each Offering Share that is not redeemed by the last day immediately preceding such Additional Extension Period for an aggregate deposit of up to the lesser of (x) $150,000 or (y) $0.30 for each public share that is not redeemed in connection with the special meeting (if all six additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note. If the Sponsor requests the Extension Period or any Additional Extension Period, as applicable, then the following applies: (A) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (B) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or issue securities of the Corporation in lieu of repayment in accordance with the terms of the promissory note; and (C) if the Corporation does not complete a Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under the promissory note until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account. In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date or such applicable Additional Extension Period, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

5. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this day of , 2024.

Douglas Davis
Chief Executive Officer

ANNEX B

PROPOSED FORM OF AMENDMENT NO. 3 TO INVESTMENT

MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of , 2024, by and between Bannix Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on September 14, 2021, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one share of the Company’s common stock, par value $0.01 per share (“Common Stock”), and one redeemable warrant, each warrant entitling the holder thereof to purchase one share of Common Stock and one right to purchaser;

WHEREAS, $69,690,000 of the gross proceeds of the Offering and sale of the Unit Private Placement (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of the shares of Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of September 10, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its shares of Common Stock, at an special meeting to: give the Company the right to extend the date (the “Termination Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 14, 2024 (the “Extended Date”) (the date that is 36 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to March 14, 2025 (the date that is 42 months from the closing date of the IPO) by allowing the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Extended Date, by resolution of the Company’s board of directors (the “Board”), if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until March 14, 2025 (each, an “Additional Charter Extension Date”) or a total of up to 42 months after the IPO, unless the closing of a Business Combination shall have occurred prior thereto (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the then issued and outstanding shares of Common Stock, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

B-1

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chair of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account (net of taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or a one-month extension period, which the Company may extend, by resolution of the Board and without approval of the Company’s stockholders, up to six times, each by one additional month (for a total of up to six additional months), provided that, for each such extension month, the Company must deposit into the Trust Account an amount equal to the lesser of (A) $25,000 or (B) $0.05 for each public share that is not redeemed in accordance with Section 9.2(b) of the Company’s second amended and restated certificate of incorporation, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the investment funds held in the Trust Account (net of taxable payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:

Name:
Title:

Bannix Acquisition Corp.

By:

Name:
Title:

[Signature Page to Amendment No. 3 to Investment Management Trust Agreement]

B-3